Page 54
                                                             EXHIBIT 10(iii)A(8)

                                  AMENDMENT OF
                        ASPIRATION ACHIEVEMENT INCENTIVE
                                 AWARD AGREEMENT
                                       AND
                                  ELECTION FORM



     WHEREAS, the undersigned Participant was granted an Aspiration Award under the NSI Long-Term Achievement Incentive Plan (the "Plan") for the Performance Cycle ending August 31, 1999; and

     WHEREAS, under the Plan, the amount (if any) of the Aspiration Award the Participant will receive for such Performance Cycle is currently uncertain; and

     WHEREAS, the Plan has been amended to permit the Participant to receive all or a portion of the Aspiration Award in a different form;

     NOW, THEREFORE, the Participant hereby elects to receive any Aspiration Award earned for the Performance Cycle ending August 31, 1999, in the manner provided below and agrees to amend the Aspiration Achievement Incentive Award Agreement in accordance with such election:

     I. AMENDMENT TO SURRENDER / EXCHANGE AWARD (OR PORTION THEREOF) FOR STOCK OPTIONS. By checking "YES" below, you are electing to amend your Aspiration Achievement Incentive Award Agreement for the Performance Cycle ending August 31, 1999 to provide that your Award (or a portion thereof) will be exchanged as indicated, to the fullest extent possible, for the grant of Options to acquire NSI stock under the terms set forth below.
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                                                             EXHIBIT 10(iii)A(8)


     Originally, one-half of the Aspiration Award, determined as of August 31, 1999, was to have been paid in cash and one-half in NSI stock. If you elect to amend your Agreement, the value of the component of your Aspiration Award which would have originally been paid in NSI stock will be adjusted to reflect any change in NSI's stock price during the period August 31, 1999 to the Determination Date (meaning that date in October, 1999 on which the Executive Resource and Compensation Committee of the Board of Directors determines the amount of the Award earned and payable). The total value of the Award at the Determination Date will therefore be equal to the total of (a) the amount of the Award as of August 31, 1999 and (b) the amount (either gain or loss) calculated by multiplying (i) the number of shares you would have originally received by
(ii) the amount resulting from subtracting the Fair Market Value of NSI stock on August 31 from the Fair Market Value at the Determination Date.

     The amount of your Aspiration Award exchanged for Options will not be currently taxable (i.e., it will be treated similarly to a bonus deferral). The Options will be nonqualified options under the Plan. Please see the description of the tax treatment for nonqualified options attached hereto as Exhibit "1". Of course, you should consult your tax advisor.

_____ YES, I elect to amend my Agreement to provide for the exchange of all of my Award (or a portion thereof), to the fullest extent possible, for the grant of Options to acquire NSI stock under the terms set forth below, in the following manner:

      [ ]  In exchange for $__________ of my Award (minimum $1,000).

      [ ]  In exchange for _________% of my Award (minimum $1,000).

      [ ]  In exchange for the grant of _________ Options (minimum 100 options).
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                                                             EXHIBIT 10(iii)A(8)


The portion of the Award elected above (whether measured in dollars, percentage, or Options) will be surrendered from the total value of the Award at the Determination Date. The calculation of Options granted in the exchange will be rounded down to the next whole amount. Any unexchanged portion of your Award will be payable half in NSI stock and half in cash.

_____ NO, I elect to continue to receive the entire Award payment half in NSI stock and half in cash.



Terms of Stock Options:

          (a) Each Option will be valued for purposes of the surrender and exchange at a percentage, as provided below, of the Fair Market Value of NSI stock (closing price on NYSE) on the Determination Date:

               (1) At 24.35%, if the Fair Market Value of NSI stock is below $40.00 on the Determination Date;

               (2) At 20.00%, if the Fair Market Value of NSI stock is $40.00 or greater on the Determination Date.

     This value is less than the Black-Scholes formula to be used for determining an annual option grant award.

          (b) The exchange will be limited by the size of your Award payment and may be further reduced, on a pro rata basis, for Options elected in excess of the number of Options granted to you in September 1998 (or a fraction thereof determined by the Committee on the Determination Date), if the total number of Options elected by all participants exceeds the pool of Options available for exchange. It is the intention of the Committee that 300,000 Options will be available for exchange. The final number of Options available will be established by the Committee at the Determination Date, and your election will be adjusted in accordance with the final number of Options available.
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                                                             EXHIBIT 10(iii)A(8)



          (c) The Options will be nonqualified stock options, will be fully vested at the time of receipt, and will have a ten-year term except as follows:

               (1) in the case of termination due to death, Disability, retirement at or after age 65, or involuntary termination by the Company (other than for cause), the Options will remain exercisable until seven years after the date of grant, or one year after the date of termination, whichever is later;

               (2) in the case of voluntary termination, the Options will remain exercisable until 90 days after the date of termination; and

               (3) in the case of involuntary termination for "cause", the Options will expire on the date of termination.

     The Options will generally have such other terms and conditions as the nonqualified Options granted by the Company in September 1998.
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                                                             EXHIBIT 10(iii)A(8)


               II. SIGNATURE. Sign and date this form below and return it to Helen Haines.




               The undersigned hereby agrees to amend the Aspiration Achievement Incentive Award Agreement in accordance with the election in I. above.





                                   ---------------------------------------------
                                   (Grantee)



                                   ---------------------------------------------
                                    Date
Received and Award Agreement
Amendment approved
on behalf of
National Service Industries, Inc.:


By:____________________________________
              Helen D. Haines

---------------------------------------
                  Date
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                                                                         Page 59
                                                             EXHIBIT 10(iii)A(8)
                                                                       EXHIBIT 1
                                  TAX TREATMENT




         Nonqualified Stock Options ("NSOs"). On exercise of an NSO, the amount by which the market price of the Shares on the date of exercise of the Stock Option exceeds the purchase price for the Shares will generally be taxable to the Participant as ordinary income and will generally be deductible for tax purposes by NSI. Selling or transferring the Shares acquired upon exercise of an NSO will generally result in a capital gain or loss for the Participant, but will have no tax consequences for NSI. The gain or loss will be measured by the difference between the amount realized on disposition of the Shares and the tax basis of the Shares. The tax basis for the Shares will generally be equal to the amount taken into ordinary income upon exercise of the Stock Option, plus the amount of cash paid by the Participant upon exercise of the Stock Option (which will in the aggregate generally be equal to the market price of the Shares at the time the Stock Option was exercised).

         Aspiration Awards. The grant of an Aspiration Award pursuant to the Plan will not result in income for the Participant or in a tax deduction for NSI. Upon the settlement of such an Award, the Participant will recognize ordinary income equal to the fair market value of any Shares and/or any cash received and NSI will be entitled to a tax deduction in the same amount.